AFFIDAVIT

STATE OF IOWA    )
                 )  SS:
COUNTY OF POLK   )


I, Richard B. Margulies, after being duly sworn upon oath, do depose and state:

1.    I am a resident of Des Moines, Polk County, Iowa.

2.    I am an attorney licensed to practice law in the state of Iowa.

3. I have been engaged in the practice of law in the state of Iowa for approximately 17 years.

4. I am personally familiarly with the following described real property in Polk County, Iowa.

      Lots 16 and 17, in Westown Park, an Auditor's Plat, now included in and forming a part of the City of West Des Moines.

5. The facts set forth in this Affidavit are based upon my personal knowledge.

6. The Quit Claim Deed from Midland Development Corporation and United Equity Corp dated the 12th day of June, 1986, and filed for record on the 23rd day of June, 1986, in Book 5586 at Page 880 of the records of the Recorder of Polk County, Iowa, was filed to confirm that the Grantors therein (i) held no ownership interest in Lot 16, in Westown Park, an Auditor's Plat, now included in and forming a part of the City of West Des Moines, Iowa and (ii) held no leasehold interest in Lot 17, in Westown Park, an Auditor's Plat, now included in and forming a part of the City of West Des Moines, Iowa.

7. The Sublease Agreement wherein West Des Moines State Bank is Lessor and Des Moines Savings and Loan Association is Lessee, dated the 30th day of June, 1975, and filed for record on the 2nd day of July, 1975, in book 4529 at Page 821, of the records of the Recorder of Polk County, Iowa, makes reference to the expiration date of a master Lease, wherein Harold
      J. Howe and June J. Howe, husband and wife, and Joyce H. Baehler, single, are Lessors and West Des Moines State Bank is Lessee, a memorandum of which master Lease, was dated the 31st day of December, 1974, and filed for record on the 13th day of January, 1975, in Book 4494 at Page 693, of the records of the Recorder of Polk County, Iowa. The statement in the Sublease Agreement that the initial term of the master Lease expires on December 31, 1984, is incorrect and is a scrivener's error. The correct expiration date of the initial term of the master Lease is December 31, 2114, as set forth in the master Lease itself and in the Memorandum of the master Lease identified above.

8.    The  Lease  agreement,   dated  the  30th  day  of  June,  1975,   wherein
      Metropolitan Financial Corp. and United Equity Investment Corp., are Lessors, and Orville E. Crowley and John E. Trabert, are Lessees, which Lease was filed for record on the 2nd day of July, 1975, in Book 4529 at Page 812 of the records of the recorder of Polk County, Iowa, provides for the purchase of Lot 16, in Westown Park, an Auditor's Plat, now included in and forming a part of the City of West Des Moines, Iowa, by the Lessees therein. A. Terry Moss, Joan G. Thaler, Maggi Moss and Richard B. Margulies became successors to said Lessees, and they assigned the right to purchase Lot 16, in Westown Park, an Auditor's Plat, now included in and forming a part of the City of West Des Moines, Iowa, under the terms of said Lease to Palm Investors, an Iowa general partnership. Palm Investors purchase Lot 16, in Westown Park, an Auditor's Plat, now included in and forming a part of the City of West Des Moines, Iowa, and the same was conveyed to Palm Investors by a Special Warranty Deed, dated the 12th day of June, 1986, from Midland Development Corp (f/k/a
      Metropolitan Financial Corp.) and United Equity Investment Corp., Grantors, to Palm Investors, Grantee, which Special Warranty Deed was filed for record on the 23rd day of June, 1986, in Book 5586 at Page 876 of the records of the Recorder of Polk County, Iowa.

9. Palm Investors is an Iowa general partnership, whose partners are A. Terry Moss (30% ownership interest), Joan G. Thaler (30% ownership interest), Maggi Moss (30% ownership interest) and Richard B. Margulies (10% ownership interest).

10. This Affidavit is given for the sole purpose of clearing objections to the title to the above described real property and for no other purpose.

/s/ Richard B. Margulies
------------------------------------
Richard B. Margulies

On this 30th day of April, 1992, subscribed and sworn to before me, a Notary Public in and for the State of Iowa and County of Polk, by said Richard B. Margulies

/s/ Michele A. DuBois
--------------------------------------------------------
Des Moines, Iowa Notary Public in and
For the State Of Iowa and County of Polk

After filing, please return to:

Richard B. Marqulies
Attorney at Law
Two Ruan Center, Suite 1000
Des Moines, Iowa  50309
(515) 245-3800